UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2013 (September 10, 2013)

BMC SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX 77042-2827

(Address of principal executive offices) (Zip Code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On September 10, 2013, BMC Software, Inc. (the “Company”) completed its previously announced merger (the “Merger”) with Boxer Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Boxer Parent Company Inc. (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated as of May 6, 2013 and amended as of July 24, 2013, by and among the Company, Parent and Merger Sub (the “Merger Agreement”). The Company was the surviving corporation in the Merger and, as a result of the Merger, has become a wholly-owned subsidiary of Parent.

Item 2.01. Completion of Acquisition or Disposition of Assets

As described above in the Introductory Note to this Current Report on Form 8-K, on September 10, 2013, the Company completed the Merger pursuant to the Merger Agreement and became a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•	Each share of common stock of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, any direct or indirect subsidiary of the Company, Parent, Merger Sub and holders who are entitled to and properly exercise appraisal rights under Delaware law) was cancelled and converted into the right to receive $46.25 in cash, without interest and net of applicable withholding taxes (the “Merger Consideration”).

•	Each outstanding option to purchase shares of Common Stock, whether vested or unvested, was converted into the right to receive a cash amount equal to the excess, if any, of $46.25 over the exercise price per share of the option for each share of Common Stock subject to the option (net of applicable withholding taxes). Each outstanding award of restricted stock units held by an employee at the level of Senior Vice President or above or by a member of the board of directors of the Company vested fully as of the Effective Time (with market stock unit awards vesting at the 100% (target) level) and was converted into the right to receive $46.25 in cash for each share of Common Stock subject to the award (net of applicable withholding taxes). For each award of restricted stock units held by an employee below the level of Senior Vice President, (i) any portion of such award that was scheduled to vest on or prior to the first anniversary of the Effective Time vested as of the Effective Time and converted into the right to receive $46.25 in cash for each share of Common Stock subject to the award (net of applicable withholding taxes), and (ii) any portion of such award that was scheduled to vest after the first anniversary of the Effective Time was converted into an award (a “Converted Award”) representing a right to receive $46.25 in cash for each share of Common Stock subject to the award (net of applicable withholding taxes). Each Converted Award will continue to vest and be settled in cash in accordance with the terms of the original award, except that each portion of a Converted Award will vest one year prior to the vesting date specified in the applicable award agreement, subject to accelerated vesting if the award holder experiences a qualifying termination of employment.

The descriptions of the Merger Agreement and the transactions contemplated thereby contained in this Current Report on Form 8-K does not purport to be complete and are qualified in their entirety by the full and complete text of the Merger Agreement, which is incorporated by reference herein as Exhibits 2.1 and 2.2.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 10, 2013, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger was consummated, and on the same day trading of the Company’s Common Stock on NASDAQ was suspended. In addition, on September 10, 2013, the Company requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Company’s Common Stock from NASDAQ.

Item 3.03. Material Modifications to Rights of Security Holders

As described under Item 1.02 above, as a result of the Merger, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, any direct or indirect subsidiary of the Company, Parent, Merger Sub and holders who are entitled to and properly exercise appraisal rights under Delaware law) was cancelled and converted into the right to receive the Merger Consideration. Holders of Common Stock that were issued and outstanding prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the Merger Consideration), nor do they have any interest in the Company’s future earnings or growth.

In addition, on September 10, 2013, the Company entered into Amendment No. 4 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of May 12, 2012 and as amended as of May 5, 2013, May 10, 2013 and July 24, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). Pursuant to the Rights Agreement Amendment, concurrently with the completion of the Merger, the Rights Agreement was terminated. In connection with such termination, all of the rights to purchase Series B Junior Participating Preferred Stock of the Company were cancelled without any consideration therefor. The Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent. Parent is affiliated with investment funds advised by Bain Capital Partners, LLC, Golden Gate Private Equity, Inc., Insight Venture Management, LLC, a company affiliated with GIC Special Investments Pte Ltd and Elliot Associates, L.P. (together, the “Sponsors”).

The total amount of funds used to complete the Merger and related transactions and pay related fees and expenses was approximately $8.9 billion, which was funded through a combination of equity contribution from the Sponsors, cash of the Company, as well as proceeds from debt financing.

The information set forth under the “Introductory Note” and Items 1.01 and 5.02 hereof are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger and as contemplated by the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company following the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Merger, the Company’s certificate of incorporation and by-laws were amended and restated so as to read in their entirety as the certificate of incorporation and by-laws that were attached as exhibits to the Merger Agreement.

Item 8.01.	Other Events.

On September 10, 2013, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits. The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger, dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 6, 2013)

2.2	Amendment No. 1, dated as of July 24, 2013, to the Agreement and Plan of Merger dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 25, 2013)

4.1	Amendment No. 4, dated as of September 10, 2013 to the Rights Agreement, dated as of May 12, 2012, between the BMC Software, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release, dated September 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2013

BMC SOFTWARE, INC.

By:	/s/ Christopher C. Chaffin
	Name:	Christopher C. Chaffin
	Title:	Vice President, Deputy General Counsel & Asst. Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 6, 2013)

2.2	Amendment No. 1, dated as of July 24, 2013, to the Agreement and Plan of Merger dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 25, 2013)

4.1	Amendment No. 4, dated as of September 10, 2013 to the Rights Agreement, dated as of May 12, 2012, between the BMC Software, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release, dated September 10, 2013